Exhibit 10.1
Execution
CONFIDENTIAL

November 4, 2025
VIA E-MAIL
Henry Schein, Inc.
135 Duryea Road
Melville, New York

11747
Attention: Kelly Murphy
Email:[ *** - personal information]
KKR Hawaii Aggregator L.P.
c/o Kohlberg Kravis Roberts & Co. L.P.

Sand Hill Road, Suite 200
Menlo Park, CA 94025
Attention: Hunter Craig and Max Lin
Email: [*** - personal information]
Re:

Amendment No. 1 to Strategic Partnership Agreement (this “Amendment”)
Ladies and Gentlemen:
Reference is

made to

the

Strategic Partnership

Agreement, dated

as of

January 29, 2025
(as

heretofore

amended

or

modified,

the

“Agreement”),

by

and

between

Henry

Schein,

Inc.,

a
Delaware

corporation

(the

“Company”),

on

the

one

hand,

and

KKR

Hawaii

Aggregator

L.P.,

a
Delaware limited

partnership (the

“Investor”), on

the other

hand. Capitalized

terms used

but not
defined

in

this

Amendment

shall

have

the

meanings

ascribed

to

them

in

the

Agreement.

The
parties, intending to be legally bound, agree to amend the Agreement as follows:
1.
Restriction

on

Business

Combinations.

The

parties

hereby

consent

and

agree

to
amend and restate Section 3.15 of the Agreement in its entirety as follows:

“Section 3.15

Restriction

on

Business

Combinations.

The

Board

has

taken

all

action
necessary

to

render

inapplicable

to

the

Investor

Parties

the

restrictions

on

“business
combinations” set

forth in

Section 203

of the

DGCL (“Section

203”) in

connection with
the Investor Parties’

becoming an

“interested stockholder”

(as defined

in Section

203) of
the Company by acquiring an aggregate

of 15% or more of the

outstanding voting stock of
the Company,

whether by (i) direct or indirect beneficial ownership

of stock; (ii) the right
to acquire stock

(whether such right

is exercisable immediately or

only after the passage

of
time) pursuant

to any

agreement, arrangement

or understanding,

or upon

the exercise

of
conversion rights, exchange rights, warrants or options, or otherwise; (iii) the right to vote stock pursuant

to any

agreement,

arrangement or

understanding; provided,

however,

the
agreement, arrangement

or understanding

to vote

such stock

does not

arise solely

from a
revocable proxy or consent given in response

to a proxy or consent solicitation made

to 10
or more Persons;

or (iv) any

agreement, arrangement or

understanding for the

purpose of
acquiring, holding,

voting (other

than voting

pursuant to

a revocable

proxy or

consent given
in response to a proxy or consent

solicitation made to 10 or more Persons), or

disposing of

stock

with

any

other

Person

that

beneficially

owns,

or

whose

Affiliates

or

associates
beneficially own, directly or indirectly, such stock.”
2.
Standstill.

The parties hereby consent and agree to amend and restate

Section 5.08
of the Agreement in its entirety as follows:

“Section 5.08 Standstill.

Each Investor Party

agrees with the

Company,

severally and not
jointly,

that, during

the Term

and thereafter

until the

date occurring

six (6)

months after
the earliest date

following the Term on which no Investor

Director is serving on

the Board,
without

the

prior

written

approval

of

the

Board,

such

Investor

Party

and

its

controlled
Affiliates shall not, directly or indirectly:
(a)

acquire, offer or

seek to

acquire, agree

to acquire or

make a

proposal
to acquire, whether

by private or

open market purchase,

a block trade,

a tender or
exchange offer,

beneficial ownership

of, or

any economic

interest in,

any right

to
direct

the

voting

or

disposition

of,

or

any

other

right

with

respect

to

any

Voting
Securities

or

direct

or

indirect

rights

to

acquire

any

Voting

Securities

of

the
Company,

any

securities

convertible

into

or

exchangeable

for

any

such

Voting
Securities,

any

options

puts,

calls,

swaps

or

other

derivative

or

convertible
instruments,

hedging

contracts

or

other

derivative

securities

or

contracts

or
instruments in

any way related

to the price

of shares of

Common Stock

(solely to
the extent

that, after

giving effect

to such

acquisition, such

Investor Party

and its
Affiliates would beneficially own, in the aggregate, greater than 19.9% of the then outstanding Common Stock);
(b)

make

any

public

announcement

with

respect

to,

or

offer,

seek,
propose or indicate

an interest in

(in each

case with

or without conditions),

either
alone or

in concert

with

others, any

Extraordinary

Transaction,

or

enter into

any
discussions, negotiations,

arrangements, understandings

(whether written

or oral)
with

any

Person

regarding

any

of

the

foregoing

(it

being

understood

that

the
foregoing

shall

not

restrict

any

Investor

Parties

from

tendering

shares,

receiving
payment or

shares or otherwise

participating in any

such Extraordinary

Transaction
on the same basis as other stockholders of the Company);
(c)

(i) make or

in any way encourage

or participate in any

“solicitation”
of

“proxies”

or

consents

(whether

or

not

relating

to

the

election

or

removal

of
directors), as such terms are used in the rules of the SEC (but without regard to the exclusion set

forth in

Rule 14a-1(l)(2)(iv)),

to vote,

or knowingly

seek to

advise,
encourage or influence

any Person with

respect to voting,

acquisition or disposition
of, any

Voting Securities of the Company

or any

of its

Subsidiaries or

any securities
convertible or exchangeable into or exercisable for any such Voting

Securities, (ii)
request, call or

seek to call (or, for

the avoidance of doubt,

publicly support another
Person’s request or call for) a meeting of the Company’s

stockholders or action by
written

consent

(or

the

setting

of

a

record

date

therefor),

(iii)

initiate

or

be

the
proponent of any

stockholder proposal for

action by the

Company’s

stockholders,
(iv) seek, alone or in concert with others, election to

or to place a representative on
the Board or

nominate or propose

the nomination of,

or recommend the

nomination
of,

any

candidate to

the

Board,

except as

expressly

set

forth

in

Section

5.10,

(v)

seek, alone or in

concert with others

(including through any “withhold”

or similar
campaign), the removal

of any director

from the

Board (other than,

in the

case of
the Investor Parties, any

Investor Directors), or (vi)

become a “participant” in

any
contested “solicitation” (as

such terms are

defined or used

under the Exchange

Act)
for the election of

directors with respect

to the Company;

provided, however,

that
nothing in this Agreement will prevent the Investor Parties

or their Affiliates from
taking actions

in furtherance

of identifying

any replacement

for an

Investor Director
pursuant to Section 5.10, as applicable;
(d)

except as expressly permitted by this Agreement with respect to the
Investor Directors, otherwise act, alone or in

concert with others, to seek to control
or influence, in any manner, the management, board of directors or business of the
Company or any

of its Subsidiaries,

including (i) controlling or

changing the Board
or

management of

the

Company,

including

any

plans or

proposals

to

change the
number or term of directors or

to fill any vacancies on

the Board, (ii) any material
change

in

the

capitalization,

capital

allocation

policy

or

dividend

policy

of

the
Company

or

(iii)

seeking

to

have

the

Company

waive

or

make

amendments

or
modifications

to

the

Company

Charter

Documents,

or

other

actions

that

may
impede or facilitate the acquisition of control of the Company by any Person;
(e)

grant

any

proxy,

consent

or

other

authority

to

vote

any

Voting
Securities with respect to any matters (other than to the named proxies included in
the

Company’s

proxy

card

for

any

annual

meeting

or

special

meeting

of
stockholders);
(f)

agree,

attempt,

seek or

propose

to

deposit

any

shares of

Common
Stock in any voting trust or similar arrangement or

subject any shares of Common
Stock to any arrangement or

agreement with respect to the

voting of any shares of
Common Stock, other than any such voting trust, arrangement or agreement solely among such

Investor Party

and its

controlled Affiliates and

otherwise in

accordance
with this Agreement;
(g)

other

than

sales

into

the

public

market

pursuant

to

a

bona

fide,
broadly distributed underwritten public offering, in each case made pursuant to the
Registration

Rights

Agreement or

through

a

bona

fide

sale

to

the

public

without
registration

effectuated

pursuant

to

Rule

144

under

the

Securities

Act

where

the
identity

of

the

purchaser

is

not

known,

sell,

offer

or

agree

to

sell,

directly

or
indirectly, through swap

or hedging transactions or otherwise, the securities

of the
Company or any

rights decoupled

from the

underlying securities of

the Company
held by such

Investor Party to

any Third Party

that, to the actual

knowledge of such
Investor

Party,

would

result

in

such

Third

Party,

together

with

its

Affiliates,
owning, controlling or otherwise having any beneficial or other ownership interest representing

in

the

aggregate

in

excess

of

4.9%

of

the

shares

of

Common

Stock
outstanding

at

such

time

or

would

increase

the

beneficial

or

other

ownership
interest of

any Third

Party who, together

with its

Affiliates, has a

beneficial or

other
ownership interest

in the

aggregate of

more than

4.9% of

the shares

of Common
Stock outstanding at such

time; provided, that the restriction

in this Section 5.08(g)
will not apply

with respect to

any Third Party

who makes filings with

respect to the

Company’s securities to the

SEC on Schedule

13G pursuant

to Rule 13d-1(b)

under
the Exchange Act;
(h)

make a request

for any stockholder

list or other

Company books and
records under Section 220 of the DGCL or otherwise; provided that nothing in this
Agreement shall restrict

any Investor Director’s

rights as a

director of

the Company
under Section 220(d) of the Delaware General Corporation Law;

(i)

make any proposal or

statement of inquiry or

disclose any intention,
plan or arrangement inconsistent with any of the foregoing;
(j)

advise, assist, knowingly encourage

or direct any Person

to do, or to
advise,

assist,

knowingly

encourage

or

direct

any

other

Person

to

do,

any

of

the
foregoing;
(k)

enter into

any agreements, arrangements

or understandings with

any
Third

Party

(including

security

holders

of

the

Company,

but

excluding,

for

the
avoidance of doubt, any Investor Party and its

Affiliates) with respect to any of the
foregoing, including forming,

joining or in

any way participating

in a “group”

(as
defined

in

Section

13(d)(3)

of

the

Exchange

Act)

with

any

Third

Party

in
connection with any of the foregoing;

(l)

request

the

Company

or

any

of

its

Representatives,

directly

or
indirectly, to amend or waive any provision of this Section 5.08; provided that this clause shall not

prohibit any

Investor Party from

making a confidential

request to
the

Company

seeking

an

amendment

or

waiver

of

the

provisions

of

this

Section
5.08, which the Company may accept or reject in its sole discretion,

so long as any
such request is made in a manner that does not

require public disclosure thereof by
any Person; or
(m)

contest

the

validity

of

this

Section

5.08

or

make,

initiate,

take

or
participate in any demand,

Action (legal or otherwise)

or proposal to amend, waive
or terminate any provision of this Section 5.08.
The

restrictions

in

this

Section

5.08

shall

terminate

automatically

upon

the

earliest
occurrence of

any of

the following:

(A) the

Company’s

entry into

a definitive

agreement
with respect

to any

Extraordinary Transaction

that would

result in

the acquisition

by any
person or group

of more than

50% of the

Voting

Securities or assets

having an aggregate
value

exceeding

50%

of

the

aggregate

enterprise

value

of

the

Company

and

(B)

the
commencement of

any tender

or

exchange offer

(by any

Person or

group

other than

the
Investor

Parties

or

their

Affiliates)

which,

if

consummated,

would

constitute

an
Extraordinary Transaction that

would result in

the acquisition by

any person or

group (with
the exception of

the Investor

Parties and

any of their

Affiliates) of

more than

50% of

the
Voting

Securities,

where

the

Company

files

with

the

SEC

a

Schedule

14D-9

(or
amendment thereto)

that

does not

recommend that

its

stockholders

reject such

tender or
exchange offer.

Notwithstanding

anything

to

the

contrary

contained

in

this

Agreement,

nothing

the
Agreement shall limit the ability of any Investor Director to vote or otherwise exercise his
or

her

legal

duties

or

otherwise

act

in

his

or

her

capacity

as

a

member

of

the

Board.
Furthermore, notwithstanding anything to the contrary in this Section 5.08, nothing in this
Section

5.08

shall

prohibit

or

restrict

the

Investor

Parties

from:

(A)

communicating
privately with

the Board,

any member

of senior

management of

the Company

(including
the Company’s Chief Executive Officer, Chief Financial Officer,

and General Counsel) or
any director

of the

Company regarding

any matter

(it being

understood that

the Investor
Parties

shall

not

engage

in

any

such

private

communications

if

the

content

of

such
communications

would

reasonably

be

expected

to

require

any

public

disclosure

of

such
communications, without the prior authorization of the

Board or Chief Executive Officer);
(B) privately communicating to the

Investor Parties’ or its

Affiliates’ investors or potential
investors regarding the Company;

provided that any such

communications to investors or
potential investors

(1) are

subject to

reasonable confidentiality

obligations of

such investors
or potential investors and are not reasonably expected to be publicly disclosed, (2) are not
made with an intent to, and do not, circumvent any of the restrictions in this Agreement or
otherwise in

bad faith

and (3)

are not

intended to,

and would

not reasonably be

expected
to, require

any public

disclosure of

such communications;

(C) making

any factual

statement
to comply with any subpoena

or other legal process or

respond to a request

for information
from

any

Governmental

Authority

with

jurisdiction

over

such

Person

from

whom
information is sought,

in each

case upon the

advice of outside

legal counsel

(provided, that,
to

the

extent

permitted

by applicable

law,

the

applicable Investor

Party

will

provide

the
Company with

notice of

any such

requirement prior

to making

any such

statement); (D)
voting,

transferring

or

hedging

(subject

to

Section

5.08(g)

and

Section

5.20);

(E)
participating in rights offerings made

by the Company to all holders

of its Common Stock,
receiving

any

dividends

or

similar

distributions

with

respect

to

any

securities

of

the
Company held

by such

Investor Party,

tendering shares

of Common

Stock, or

otherwise
exercising rights under its

Common Stock that

are not the subject

of this Section

5.08; or
(F) at any time after eight months following the date hereof, making a proposal relating to an

Extraordinary

Transaction,

provided

that

such

proposal

is

first

made

privately

to

the
Board or Chief Executive Officer and is conditioned on the approval of the Board.”
3.
Entire

Agreement;

Amendment.

The

Agreement,

together

with

the

other
Transaction Documents and this

Amendment, contains the

entire understanding of

the Parties with
respect to

the subject

matter hereof

or thereof.

Any previous agreements

among the Parties

relating
to the

specific subject

matter hereof

are superseded

by the

Agreement and

this Amendment.

All
references to the “Agreement” in

the Agreement shall refer to the

Agreement as amended by this
Amendment.

4. No Other Modifications. This Amendment shall only amend the Agreement as expressly set forth herein. All other terms of the Agreement shall remain in full force and effect.

5.
The

provisions

of

Article

VIII

of

the

Agreement

are

hereby

incorporated

by
reference into this Amendment, mutatis mutandis.
[Signature Page Follows]

[ Signature Page to Amendment No. 1 ]
If the terms of this Amendment are in accordance with your understanding, please sign below and this Amendment will constitute a binding agreement among us.

HENRY SCHEIN, INC.
By:

/s/ Kelly Murphy

Name:

Kelly Murphy
Title:

Senior Vice President and General Counsel
Acknowledged and Agreed:
KKR HAWAII

AGGREGATOR

L.P.
By:

KKR Hawaii Aggregator GP LLC, its general partner
By:

/s/ Max Lin

Name: Max Lin
Title:

President